                                                                  Exhibit 10.88

                            ASSIGNMENT OF COLLATERAL

                      (DIHC BERKELEY BACK BAY CORPORATION)

      THIS ASSIGNMENT OF COLLATERAL (hereinafter referred to as the "Assignment") is made as of the 27 day of October, 1997, by STICHTING PENSIOENFONDS VOOR DE GEZONDHEID, GEESTELIJKE EN MAATSCHAPPELIJKE BELANGEN (hereinafter referred to as "Assignor") in favor of Cornerstone Properties Inc. (hereinafter referred to as "Assignee").

                              W I T N E S S E T H :

      WHEREAS, Assignor is the recipient and owner of the promissory note and collateral security documents described on Exhibit A attached hereto and by this reference incorporated herein (the "Collateral"); and

      WHEREAS, pursuant to that certain Loan Purchase Agreement dated as of August 18, 1997, between Assignor and Assignee, Assignor has agreed to transfer all of its right, title and interest in and to the Collateral to Assignee.

      NOW, THEREFORE, for and in consideration of the exchange of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto covenant and agree as follows:

      I. Assignor hereby irrevocably transfers, assigns, grants, bargains, sells, conveys, remises, releases, warrants, set over and confirms unto Assignee for its benefit and the benefit of its successors and assigns, all of its right, title and interest in and to the Collateral without recourse or warranty except as provided for and set forth in that certain Loan Purchase Agreement dated as of August 18, 1997, executed by and between Assignee and Assignor.

      II. Upon the request of Assignee, Assignor shall execute and deliver to Assignee such further instruments as Assignee may deem reasonably necessary to effectuate this Assignment.

      III. This Assignment shall bind and inure to the benefit of the Assignor and Assignee and their respective heirs, successors and assigns.

      IV. Nothing in this Assignment shall be construed to give to any person other than Assignee its successors and assigns any legal or equitable right, remedy or claim under this Assignment, and this Assignment shall be held for the sole and exclusive benefit of Assignee and its successors and assigns.

      V. This Assignment shall be governed by, construed and enforced in accordance with the laws of the State of Massachusetts.
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                                        2


      IN WITNESS WHEREOF, Assignor and Assignee have executed or caused to be executed this Assignment under seal, as of the date and year first above written.

                                    ASSIGNOR:

                                    STICHTING PENSIOENFONDS VOOR DE
                                    GEZONDHEID, GEESTELIJKE EN
                                    MAATSCHAPPELIJKE BELANGEN


                                    By: /s/
                                        ---------------------------------
                                    Name: John H.W.R. van der Vlist
                                    Title: Attorney-in-fact

                                    By: /s/
                                        ---------------------------------
                                    Name: Anneke C. van de Puttar
                                    Title: Attorney-in Law

                                    ASSIGNEE:

                                    CORNERSTONE PROPERTIES INC.

                                    By: /s/
                                        ---------------------------------
                                    Name: John S. Moody
                                    Title: President

                                    By: /s/
                                        ---------------------------------
                                    Name: Rodney C. Dimock
                                    Title: Executive Vice President

                                    EXHIBIT A

1. Promissory Note dated as of August 15, 1997, executed by DIHC Berkeley Back Bay Corporation in favor of DIHC Finance Corporation ("DIFCO") in the original principal amount of $45,080,000; as assigned by DIFCO to Stichting Pensioenfonds voor de Gezondheid, Geestelijke en
      Maatschappelijke Belangen by that certain Assignment of Loan Documents dated as of November 1, 1997.

                                     ALLONGE

                               ENDORSEMENT OF NOTE

                         (DIHC BOYLSTON BACK BAY CORP.)

      Pay to the order of CORNERSTONE PROPERTIES INC. (the "Assignee") without recourse or warranty except as provided for and set forth in that certain Loan Purchase Agreement dated as of August 18, 1997 executed by and between Stichting Pensioenfonds voor de Gezondheid, Geestelijke en Maatschappelijke Belangen and Assignee.

                                       STICHTING PENSIOENFONDS VOOR
                                       DE GEZONDHEID, GEESTELIJKE EN
                                       MAATSCHAPPELIJKE BELANGEN


                                       By: /s/
                                        ---------------------------------
                                       Name: Jan H.W.R. van der Vlist
                                       Title: Attorney-in-Fact

                                       By: /s/
                                           ---------------------------------
                                       Name: Anneke C. van de Puttelaar
                                       Title: Attorney-in-Fact

                                    DATE: October 27, 1997